Stockholders? Equity	9 Months Ended
Sep. 30, 2015
Equity [Abstract]
Stockholders’ Equity
Stockholders’ Equity
Equity
Effective as of 11:59 p.m. on August 17, 2015, Ventas completed its spin-off of the CCP Business by distributing one share of our common stock for every four shares of Ventas common stock held as of the close of business on August 10, 2015. As a result, we began operating as an independent public company and our common stock commenced trading on the New York Stock Exchange under the symbol “CCP” as of August 18, 2015.
On August 14, 2015, we completed the acquisition of a specialty healthcare and seniors housing valuation firm in exchange for the issuance of 339,602 shares of our common stock. If the value of the common stock issued to the sellers based on the VWAP of the common stock over the 30 days immediately prior to the six-month anniversary of the closing of the acquisition is less than approximately $11.5 million, we have agreed to issue additional shares of common stock to the sellers such that the total value of all shares issued to the sellers, based on that VWAP, is equal to approximately $11.5 million, except that the number of additional shares issued after the closing of the acquisition shall not exceed the number of shares issued at the closing.
Dividends
On September 30, 2015, we paid a full third quarter cash dividend in the amount of $0.57 per share to the holders of record of our common stock as of September 14, 2015.